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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-80927.

                                     /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
  March 27, 1998